INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
INCOME TAXES

The table below presents the components of our provision for income taxes from continuing operations for the years presented:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Current:
Federal	$—	$2,594	$(4,982)
State	(199)	750	(1,536)
Total current income taxes	(199)	3,344	(6,518)
Deferred:
Federal	12,133	(13,309)	(4,288)
State	767	(1,835)	2,787
Total deferred income taxes	12,900	(15,144)	(1,501)
Provision for income taxes from continuing operations	$12,701	$(11,800)	$(8,019)

We continue to utilize tax deferral strategies such as bonus and accelerated depreciation, IRC Section 1031 like-kind exchange strategies and intangible drilling cost expense elections to minimize our current taxes. As a result of these elections and deferral strategies, we have generated federal and state net operating losses (“NOLs”) in 2012, 2011 and 2010. Substantially, all the 2010 federal NOL was carried back to 2008, generating a refund of $4.6 million which was received in the fourth quarter of 2011. The remaining federal NOLs and substantially all the state NOLs are being carried forward to 2013 and/or future periods. We expect to utilize our federal NOL and a substantial portion of our state NOLs to offset the projected 2013 taxable gain on the sale of our non-core Colorado assets. See Note 14, Assets Held for Sale, Divestitures, and Discontinued Operations, for additional information regarding the sale of our non-core Colorado assets.
The following table presents a reconciliation of the statutory rate to the effective tax rate related to our provision for income taxes from continuing operations:

	Year Ended December, 31,
	2012	2011	2010

Statutory tax rate	35.0%	35.0%	35.0%
State income tax, net	1.0	2.0	3.1
Percentage depletion	1.9	(2.5)	(2.9)
Non-deductible compensation	(0.5)	—	1.1
Non-deductible meals and entertainment	(0.5)	0.3	0.3
State deferred rate change	—	1.3	(6.7)
Unrecognized tax benefits	—	(2.6)	0.2
State tax credits	—	—	(1.6)
Federal return examination adjustments	—	0.4	0.6
Return to provision adjustments	—	0.3	(0.3)
Other	—	0.1	1.9
Effective tax rate	36.9%	34.3%	30.7%

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2012 and 2011 are presented below:

	As of December 31,
	2012	2011
	(in thousands)
Deferred tax assets:
Provision for underpayment of natural gas sales	$—	$3,334
Deferred compensation	7,216	4,319
Asset retirement obligations	10,325	9,438
State NOL and tax credit carryforwards, net	6,117	5,240
Percentage depletion - carryforward	4,702	3,733
Alternative minimum tax - credit carryforward	2,351	2,351
Federal NOL carryforward	21,281	12,210
Other	2,276	2,621
Deferred tax assets	54,268	43,246

Deferred tax liabilities:
Properties and equipment	122,742	184,657
Investment in PDCM	31,445	30,919
Unrealized gains - derivatives	7,163	12,612
Convertible debt	5,194	6,504
Total gross deferred tax liabilities	166,544	234,692
Net deferred tax liability	$112,276	$191,446

Classification in the balance sheets:
Deferred income tax assets	$36,151	$16,127
Deferred income tax liability	148,427	207,573
Net deferred tax liability	$112,276	$191,446

Deferred tax liabilities for properties and equipment decreased in 2012 primarily as a result of our impairment of certain oil and gas properties, which is an expense not currently deductible from taxable income, partially offset by our continued use of statutory provisions for bonus and accelerated tax depreciation. In addition, a tax gain, previously deferred through the use of IRC Section 1031 LKE strategies, was recognized upon the sale of our Permian Basin assets.

As of December 31, 2012, we have state NOL carryforwards of $142.4 million that begin to expire in 2029, state credit carryforwards of $1.8 million that begin to expire in 2022 and federal NOL carryforwards of $60.8 million that will expire in 2030. Approximately $0.9 million of excess tax benefits relating to stock-based compensation that are a component of our NOL carryforwards, when realized, will be credited to APIC.

The following table presents a reconciliation of the total amounts of unrecognized tax benefits:

	2012	2011	2010
	(in thousands)

Balance beginning of year, January 1	$179	$1,093	$566
Additions for tax positions of prior years	—	—	253
Additions for tax positions of current year	—	—	274
Reductions due to settlements	—	(782)	—
Reductions due to lapse of statute of limitations	—	(132)	—
Balance end of year, December 31	$179	$179	$1,093

Interest and penalties related to uncertain tax positions are recognized in income tax expense. Accrued interest and penalties related to uncertain tax positions were immaterial for each of the years in the three-year period ended December 31, 2012. The total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $0.2 million as of December 31, 2012 and December 31, 2011, respectively. As of December 31, 2012, we expect a decrease in the unrecognized tax benefit in the next twelve months due to statute of limitation expiration. During 2012, we did not reduce our liability for any uncertain tax benefits, of which the remaining balance is related to our state tax filings, as no prior tax positions were resolved, nor did we have any new uncertain tax benefits arise during the year. The statute of limitation for most of our state tax jurisdictions is open from 2008 forward.

In accordance with the Compliance Assurance Process ("CAP"), the IRS completed its “post filing review” of our 2010 tax return in January 2012 and completed their “post filing review” of our 2011 tax return in January 2013. We have been issued a “no change” letter for both of the reviewed tax years. The CAP audit employs a real-time review of our books and tax records by the IRS that is intended to permit issue resolution prior to, or shortly after, the filing of the tax returns. We are currently participating in the IRS CAP program for the review of our 2012 tax year and we have been invited and have accepted continued participation in the program for our 2013 tax year. Participation in the IRS CAP program has enabled us to currently have no uncertain tax benefits associated with our federal tax return filings. During 2011, we were able to reduce our liability for uncertain tax benefits upon accelerated examination and settlement of our 2007-2009 tax years upon entering the IRS program.